Exhibit 99.4

To each of the persons listed in Schedule 1 (the Addressees)	Allen & Overy LLP
One Bishops Square
London E1 6AD United Kingdom

	Tel	+44 (0)20 3088 0000
	Fax	+44 (0)20 3088 0088

Our ref             SO/CMN/0012034-0004283 ICM:23907688.2

30 November 2015

Dear Sirs

NRAM plc - Loan File Review Report – Round 2

In connection with our advice to bidders in respect of the proposed acquisition of a portfolio of loan accounts with an aggregate loan balance of approximately £13.5billion, we have carried out a review of 18 sub accounts (which have been selected by one of the bidders) relating to the mortgage accounts listed in Annex 1 (the Mortgage Accounts). The Mortgage Accounts represents less than 0.5% of the portfolio, should not be considered indicative or representative of the portfolio of the whole. The review of the Mortgage Accounts was conducted on 24 and 25 August 2015 at UKAR, North of England House, No 1 Grayling Court, Doxford International Business Park, Sunderland, SR3 3XG. This copy of the report is being furnished on 29 March 2016 at the request of Morgan Stanley & Co. International PLC. We have undertaken no analysis with respect to the Mortgage Accounts and taken no action to update this report since 29 July to 31 July 2015.

The documentation relating to the Mortgage Accounts was stored in hard copy format and included, amongst other things, the application form, the offer letter, the certificate of title, any correspondence from the conveyancer enclosing the certificate of title, a valuation report and a Key Facts Illustration. In addition, we obtained and reviewed current Land Registry official copies of the registered titles in respect of the properties charged under the Mortgage Accounts. This enabled us to confirm whether the borrowers under the Mortgage Accounts were the registered proprietors in respect of each mortgaged property and to confirm whether a charge in favour of Northern Rock (Asset Management) plc (NRAM plc) had been registered against the relevant titles and whether there were prior ranking charges registered against the relevant titles. We were not provided with title deeds packets in respect of the properties charged under the Mortgage Accounts.

We have assumed the genuineness of all signatures and, save where it is otherwise apparent from the face of any document, that all documents have been validly executed and delivered, have been performed in accordance with their terms by each party and are valid, legally binding and enforceable and cannot be rendered void or otherwise avoided.

The pro-forma checklist that we used to carry out the review is attached to this report at Annex 2 (the Checklist). We did not carry out any review or checks beyond those required by the Checklist. With regard to the specific questions on the Checklist our findings can be summarised as follows:

This report in no way involves the giving of advice or the recommendation to any party as to whether to proceed with any particular transaction, including (but without limitation) to any prospective investor in its

Allen & Overy LLP is a limited liability partnership registered in England and Wales with registered number OC306763. It is authorised and regulated by the Solicitors Regulation Authority of England and Wales. The term partner is used to refer to a member of Allen & Overy LLP or an employee or consultant with equivalent standing and qualifications. A list of the members of Allen & Overy LLP and of the non-members who are designated as partners is open to inspection at its registered office, One Bishops Square, London E1 6AD.

Allen & Overy LLP or an affiliated undertaking has an office in each of: Abu Dhabi, Amsterdam, Antwerp, Bangkok, Barcelona, Beijing, Belfast, Bratislava, Brussels, Bucharest (associated office), Budapest, Casablanca, Doha, Dubai, Düsseldorf, Frankfurt, Hamburg, Hanoi, Ho Chi Minh City, Hong Kong, Istanbul, Jakarta (associated office), Johannesburg, London, Luxembourg, Madrid, Milan, Moscow, Munich, New York, Paris, Perth, Prague, Riyadh (cooperation office), Rome, São Paulo, Seoul, Shanghai, Singapore, Sydney, Tokyo, Warsaw, Washington, D.C. and Yangon.

decision to invest in notes backed by the loans in the portfolio. Additionally, we express no opinion or any other form of assurance regarding (i) the reasonableness or completeness of information provided to us by the originator, (ii) the physical existence of the loans, (iii) the reliability or accuracy of the documents provided to us by the originator which were used in our procedures, (iv) the adequacy of the disclosures in the files, (v) whether any of the statements expressed therein omit any material fact, (vi) the enforceability of any contractual provision in the Mortgage Accounts or (vii) whether or not any loan complied with the origination standards or otherwise of the originator.

Limitations and Qualifications

This Report is issued subject to the following limitations and qualifications:

(a)	We express no opinion as to whether the sample size that was selected by the bidder in respect of our review was sufficient or whether or not any Mortgage Account should or should not have been included in our review or whether the sample was, or was selected in a manner intended to be, in any way representative or indicative of the portfolio as a whole.

(b)	We express no opinion on whether any Mortgage Account may or may not form part of the collateral for any securitisation.

(c)	This Report is issued as at the date hereof and we will not be required to provide any update or provide any additional information whether in respect of the Mortgage Accounts or otherwise and whether or not any additional information, facts or circumstances come to our attention after the date hereof.

(d)	This Report does not provide any opinion or advice as to matters of law (including whether any particular agreement is enforceable).

(e)	In relying upon this report, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this report nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this report.

(f)	We provide no assurance as to the reaction of the rating agencies or any third parties to particular features of the relevant loans and we make no comment on the economics or pricing in relation to any securitisation.

(g)	This report is for the use of the Addressees list in Schedule 1 and no liability is accepted to anyone else for its contents. This report may not be disclosed in whole or in part, save as required under any law or regulation or pursuant to any court order, to anyone other than the addressees nor may the whole or any part of it, or any reference to it, be included in any document, circular or statement without our prior written consent save that the addressees may release a copy of this report (a) the directors, officers, employees, agents and financial and other professional advisers of the Addressees who need to receive this Report for the purposes of the proposed acquisition of the shares of NRAM; (b) to any regulatory authority having jurisdiction over the addressees, (c) to the addressees’ auditors, (d) in connection with any actual or potential dispute or claim to which the addressees are a party relating to the proposed private financings, backed by the loans and their related security relating to the non-performing loan portfolios or (e) to any legal advisers of the addressees of this report, in each case for the purposes of information only on the strict understanding that we assume no duty or liability whatsoever to any such recipient as a result or otherwise.

(h)

The work carried out by Allen & Overy LLP was designed to meet the agreed requirements of the Addressees and particular features of our engagement determined by their need at the time. This report should not therefore be regarded as suitable to be used or relied on by any party wishing to acquire any right to bring any action against Allen & Overy LLP in connection with any such use or reliance other than the Addressees for any purpose or in any context. In particular, this report was not prepared for the need, purposes or requirements of any other recipients. Any party other than the Addressees who obtains access to this report or a copy of it and chooses to rely on this report (or any part of it) will do so at its own risk. To the fullest extent permitted by law, Allen & Overy LLP will accept no responsibility or liability in respect of this report to any other party.

(i)	This Report is not intended to constitute findings and conclusions relating to a review of pool assets for the purposes of issuing findings on: (1) the accuracy of asset data; (2) determining whether assets conform to stated underwriting standards; (3) asset values; (4) legal compliance by the originator; and (5) any other factor material to the likelihood that any issuer of securities backed by loans in the portfolio will pay interest and principal as required.

1.	There was a copy of the application form on file for 17 of the Mortgage Accounts. In all except one of these instances the application form had been signed by each of the borrowers. The application form for account number 54950T-27517 had not been signed by the borrowers. In a number of instances only the original application form for the main account (and not the specified sub-account) was available on the file. We have therefore reviewed the original application form in a number of instances. The lender confirmed that for a mortgage review (i.e. a remortgage or a transfer of product) a full application form would not be completed and a telephone or online application would be completed instead.

2.	The offer letters held on file for 10 of the loan files did not require a signature from the borrowers, however in one of these cases there was a separate acceptance of offer form signed by all the borrowers available on the file. In two instances, the offer letter was signed by all the borrowers. The lender confirmed that for original mortgage offers they would rely on the signed mortgage deed as acceptance of the offer and security. The lender further confirmed that for mortgage reviews (i.e. remortgages or transfers of product) and further advances the offers would be signed. There was no offer letter on file for the accounts so specified in Annex 1.

3.	In each case where there was a legible offer letter on file the loan was expressed to be provided by NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc).

4.	(a) In 15 instances a certificate of title was present on file and had been signed by the conveyancer in manuscript. For one account, a report on title was held on the file and had been signed by the conveyancer in manuscript. The lender confirmed that both certificates of title and reports on title were used prior to 2004. Post-2004, only certificates of title have been used by the lender. The lender believes that the change occurred in sync with the change to mortgage regulations. The lender confirmed that it did not have a policy as to when a report on title would have been used instead of a certificate of title prior to 2004. The lender further confirmed that where a mortgage is already secured against a property (i.e. in the case of a mortgage review or a further advance) it is policy that no new certificate of title would be required and therefore we reviewed the certificates of title for the original loans to the borrowers (as opposed to those under the specified sub accounts). There was no certificate of title held on file for the accounts specified in Annex 1.

(b) Five certificates of title present on file were addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) and its successors in title. 10 certificates of title present on file were addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) only. The report on title present on file was addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) only.

5.

(a) In nine instances a copy of a valuation report addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) was present on file which had been signed by the valuer electronically and in seven instances a copy of a valuation report had been signed by the valuer in manuscript. There was no valuation report on file for the accounts specified in Annex 1. The lender confirmed that where a mortgage is already secured against a property (i.e. in the case of a mortgage review or a further advance) it is policy that no new valuation would be required. The lender confirmed that in most cases a desktop valuation would have been carried out in these instances for a more accurate and up to date valuation figure.

(b) In one instance where a valuation report was present on file it was addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) but not to its successors in title, in the remaining 15 instances where a valuation report was present on file the valuation report was also addressed to successors in title.

6.	In all instances the Land Registry official copies of the registered titles showed that the borrowers were the registered proprietors of the properties charged under the Mortgage Accounts.

For account number 58250L-35725 the application form was executed by two borrowers, however the property was registered in the name of one borrower. The lender provided us with a signed but undated transfer form for the property to the name of the sole borrower in whose name the property is registered. For account number 20650A-00167 the application form was executed by two borrowers, however the property was registered in the name of one borrower. We were not provided with evidence of the transfer to the sole proprietor.

7.	For 14 of the Mortgage Accounts the Land Registry official copies revealed that the properties were registered with freehold title. For the remaining four Mortgage Accounts the Land Registry official copies revealed that the properties were registered with leasehold title.

8.	For all of the Mortgage Accounts the Land Registry official copies revealed that the properties were registered with absolute title.

9.	Based on the information contained in the property register for all except one of the leasehold titles we were able to confirm that the unexpired term of each lease was at least 70 years from the date of completion of the loan and 30 years from the end of the mortgage term. For account number 51350Y-02108, the offer letter was not available on the file, however the sub account was dated 2002 and the lease expires over 70 years from the date of completion of that sub account.

10.	In all cases where a certificate of title or a report on title was available on the file the certificate of title or report on title (as applicable) did not contain any disclosures against the statements therein.

There was one instance where there was correspondence on file from the conveyancers enclosing the certificate of title. This correspondence did not contain any disclosures against the statements in the certificate of title.

The certificates of title did not disclose the existence of any third party occupiers.

11.	In all except one instance, where there was a valuation report and offer letter on file, the valuation dated on or before the date of the loan prescribed a market value for the property that exceeded the amount of the loan. For account number 49850N-27297 there was an original valuation on the file from 2000 for £45,000 with the original offer (dated 2000) for a loan of £39,600. The sub account is for the loan dated in 2004 (with a loan amount of £80,046.05) and no updated valuation was available on the file. The lender confirmed that where a mortgage is already secured against a property (i.e. in the case of a mortgage review or a further advance) it is policy that no new valuation would be required. The lender confirmed that in most cases a desktop valuation would have been carried out in these instances for a more accurate and up to date valuation figure.

12.	In all instances the Land Registry official copies of the registered titles revealed that a charge in favour of NRAM plc had been registered and in all instances as a first-ranking charge.

13.	In five instances the Land Registry official copies of the registered titles revealed that restrictions in favour of NRAM plc were present in the proprietorship register. In the official copies for the remaining Mortgage Accounts no such restriction was present in the proprietorship register.

14.	In all instances where there was an offer letter held on the Mortgage Account file there was no obligation in the offer letters to make further advances.

15.	In 15 instances the certificate of title incorporated the provisions of the certificate of title set out in the Appendix to rule 6(3) of the Solicitors’ Practice Rules 1990. In one instance a report on title was provided instead of a certificate of title which did not incorporate any of the Solicitors’ Practice Rules or the Solicitors’ Code of Conduct. There was no certificate of title held on file for those accounts where it is so specified in Annex 1.

16.	The Land Registry official copies of the registered titles revealed that charges had been registered in favour of third parties at the Land Registry against three of the registered titles charged under the Mortgage Accounts.

Account number 49850A-53681 has a second ranking charge in favour of GE Money Home Finance Limited. Account number 49850N-30920 has a second ranking charge in favour of First Plus Financial Group plc. In addition, this account has 4 further equitable charges in favour of Alliance and Leicester Personal Finance Limited, Morgan Stanley Dean Witter Bank Ltd, HSBC Bank plc and Arrow Global Limited. Account number 49850U-40512 has equitable charges registered in favour of CapQuest Investments Limited, CL Finance Limited, Cabot Financial (UK) Limited and South Staffordshire Council.

In six instances NRAM plc has more than one charge registered on the official copies at the Land Registry.

The Land Registry official copies revealed that no other charges had been registered in favour of third parties at the Land Registry against the remaining titles.

17.	Where the Land Registry Official Copy disclosed another charge was registered, a deed of priority was not registered for any of the accounts.

18.	An application form; offer letter; certificate of title or report on title; and valuation report were seen as part of our review in all cases except where specified in the ‘missing documents’ column in Annex 1.

19.	All of the documents that are referred to in paragraph 18 above were in the form of standard documentation and we did not find any instances where amendments were evident on the face of the standard form documents.

20.	A Pre-offer KFI letter was available for one of the Mortgage Accounts. Pre-offer KFI letters were not available for the remaining Mortgage Accounts.

21.	11 of the Mortgage Accounts (as specified in the comments section of Annex 1) contained documentation relating to loans provided to the borrowers under the Consumer Credit Act 1974 (CCA).

Limits on Liability

(a)	All work regarding this report and all related matters have been performed exclusively by Allen & Overy.

(b)	We have carried out the procedures set out in this report with respect solely to answering the questions set out below relating to the Mortgage Accounts.

(c)	We draw attention to the fact that the scope of our work is limited, in nature, number and extent, and, as such will not necessarily reveal all matters relevant to the Portfolio. Had we been engaged to perform and did perform additional reviews or investigations, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes. We do not make any representations that the findings in respect of the Mortgage Accounts give any indications (positive or negative) in relation to the general performance, nature, composition or general characteristics of the pool.

(d)	To the extent that such an agreement is enforceable under applicable laws and regulations, the Addressees agree that no individual partners, shareholders or members of staff of Allen & Overy will be held liable for or in connection with this report or any matter relating to it.

(e)	Our advice and/or services are for the benefit of the Addressees and may not be used or relied upon by anyone else.

(f)	We do not accept liability for the acts or omissions of any third party we may instruct in connection with this report

(g)	Any liability of Allen & Overy in relation to this report and any matter relating to it shall not exceed an amount of £25,000,000 (twenty five million pounds). For the avoidance of doubt, this limitation of our liability represents the total amount for which we are liable to all parties authorised to rely on this Report taken together.

(h)	We are not liable for any claim relating to this report that is brought after the date that is three years after the date of this report.

(i)	Nothing in this section (Limits on Liability) shall exclude or limit any liability for fraud or any other liability which cannot be excluded by applicable laws or regulation.

(j)	If we and any other Person (as defined below) are both liable to the Addressees in respect of the same damage, or another Person and/or the Addressees have caused or contributed to that damage, our liability to the Addressees will be limited to such amount as is just and equitable, having regard to the extent to which we, that Person and/or the Addressees are liable for, or has otherwise caused or contributed to, that damage. Any limitation, exclusion, restriction or settlement (however arising) including inability to pay or insolvency, affecting the possibility of recovering compensation from any Person, will be ignored in determining whether and to what extent that Person is liable or responsible for that damage and the amount of our liability. For this purpose, Person means any body corporate, individual or other person, including any director or employee of a company within any of the Addressees group, any person associated with a company within any of the Addresses group and any person providing finance or services to a company within any of the Addressees group, including other professionals.

(k)	This section (Limits on Liability) shall survive any termination of any engagement of Allen & Overy in relation to this report.

In this section, Allen & Overy means Allen & Overy LLP and all other undertakings which are authorised to practise using the name Allen & Overy.

Yours faithfully

Allen & Overy LLP

SCHEDULE 1

ADDRESSEES

FIRSTKEY MORTGAGE, LLC 1200 South Pine Island Road Plantation, Florida 33324 United States of America	CERBERUS EUROPEAN RESIDENTIAL HOLDINGS B.V. (CERH) Oude Utrechtseweg 32 3743 KN Baarn The Netherlands and its affiliates

MORGAN STANLEY & CO. INTERNATIONAL PLC 25 Cabot Square, Canary Wharf London E14 4QA England	CREDIT SUISSE SECURITIES (EUROPE) LIMITED One Cabot Square London E14 4QJ United Kingdom

CREDIT SUISSE SECURITIES (USA) LLC Eleven Madison Avenue New York, New York 10010 United States Of America	LLOYDS BANK PLC 10 Gresham Street London EC2V 7AE United Kingdom

LLOYDS SECURITIES INC. 1095 Avenue of the Americas 34th Floor New York, New York 10036 United States Of America	MERRILL LYNCH INTERNATIONAL Bank of America Merrill Lynch Financial Centre 2 King Edward Street London EC1A 1HQ United Kingdom

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 1 Bryant Park New York, New York 10036 United States Of America	NATIXIS S.A. 30 avenue Pierre Mendès-France 75013 Paris France

NATIXIS SECURITIES AMERICAS LLC 1251 Avenue of the Americas 4th Floor New York, New York 10020 United States Of America	HSBC BANK PLC 8-16 Canada Square London E14 5HQ United Kingdom

WELLS FARGO SECURITIES INTERNATIONAL LIMITED One Plantation Place 30 Fenchurch Street London, EC3M 3BD United Kingdom

ANNEX 1

MORTGAGE ACCOUNTS

	Main Account Number	Sub-Account number	Comments	Missing documents
1.	58250D-21256	N481667	CCA

2.	02550L-18456	N021952		Offer letter for sub account

3.	16750L-03119	N135804		Offer letter, application form, certificate of title and valuation report

4.	17450Y-02505	N141817	CCA	Offer letter for sub account

5.	20150L-04783	N188629

6.	20650A-00167	N189115		Offer letter for sub account

7.	49850A-40471	N217689		Offer letter for sub account

8.	49850A-53681	N220396	CCA

9.	49850J-16618	N209319		Offer letter for sub account

10.	49850N-27297	N211375	CCA This sub account was the unsecured loan, sub account 4 for this account number was the associated secured loan, so sub account 4 was reviewed.

11.	49850N-30920	N212094	CCA	Valuation report

12.	49850T-72256	N227924		Certificate of title

13.	49850U-40512	N217698	CCA

14.	51350Y-02108	N378762	CCA	Offer letter for sub account

15.	53550L-53337	N725148	CCA

16.	54950T-27517	N139606	CCA

17.	54950U-60596	N257923	CCA

18.	58250L-35725	N542689	CCA

ANNEX 2

PRO-FORMA REVIEW CHECKLIST

LOAN FILE REVIEW CHECKLIST

Lender:

Application Number:

Applicant’s Full Name(s):

Title Number:

Property Address:

Question		Response
The Application Form and the Offer
1	Has the application form been signed by all of the Borrowers?	[Yes][No][Don’t know - not on file]

2	Has the offer been signed by all Borrowers?	[Yes][No][Don’t know - not on file] [Not applicable - signature not required]

3	Is the loan expressed to have been made by the Lender?	[Yes][No][Don’t know – offer letter not on file]

The Property
4	(a) Is a certificate of title present on the file signed by the conveyancer?	(a) [Yes][Yes - electronic signature][Yes - on file but not signed][No - not on file]

	(b) Is the certificate of title addressed to the Lender and its successors in title?	(b) [Yes][No - its only addressed to the Lender and not successors][Don’t know - not on file]

5	(a) Is a valuation report present on the file signed by the valuer?	(a) [Yes][Yes - electronic signature][No – not on file][No – AVM printout on file instead]

	(b) Is the valuation report addressed to the Lender and its successors in title?	(b) [Yes][No - its only addressed to the Lender and not successors][Don’t know - not on file]

6	Does the Official Copy Entry show that the Borrowers are the only registered proprietors?	[Yes - Official Copy Entry reflects this] [No - the registered proprietors are…]

7	Is the property leasehold or freehold?	[Freehold][Leasehold]

8	What is the quality of title:	[Absolute] [Good Leasehold] [Other - specify]

9	If the property is leasehold, does the lease have an unexpired term of at least 70 years from the date of completion of the Loan and 30 years from the end of the mortgage term?	[Not applicable – freehold property] [Yes][No - the remaining term is [ ] years at the date of completion][Don’t know - can’t tell from file or the Official Copy Entry]

Question		Response

10	(a) Have any disclosures been made in the certificate of title against the statements in the certificate of title?	[Not applicable - no certificate of title on file] [No][Yes - describe]

	(b) If there is correspondence on file from the conveyancer enclosing the certificate of title, does it contain any disclosures against the statements in the certificate of title?	[Not applicable - no correspondence on file] [No][Yes - describe]

	(c) If any disclosure has been made in the certificate of title or the correspondence enclosing the certificate of title, is there a defective title indemnity policy present on file relating to that disclosure?	[Not applicable - no disclosures made] [Yes][No - not on file]

	(d) If the certificate of title discloses the existence of a third party occupier, is there on the file:	(a) (b)	[Yes][No][Not applicable] [Yes][No][Not applicable]

(i) an occupier’s consent;

(ii) an independent advice certificate.

11	Does the valuation dated on or before the date of the loan show a value for the property which is more than the amount of the loan?	[Yes][No - describe difference] [Not applicable - no valuation on file]

The Mortgage
12	Is the Lender the first-ranking registered mortgagee?	[Yes, Official Copy Entry shows the Lender as the first-ranking registered mortgagee][No – describe]

13	Is there a restriction in favour of the Lender in the proprietorship register?	[Yes][No]

14	If the offer contains an obligation to make further advances is this obligation noted in the Official Copy Entry?	[Not applicable – no obligation to make further advances][Don’t know – offer letter not on file] [Yes][No]

15	Does the certificate of title incorporate the provisions of the certificate set out in the Appendix to rule 6(3) of the Solicitors’ Practice Rules 1990 / the Annex to rule 3 of the Solicitors’ Code of Conduct 2007/ referred to in IB (3.7) of the SRA Code of Conduct 2011?	[Yes - Solicitors’ Practice Rules 1990] [Yes - Solicitors’ Code of Conduct 2007] [Yes – SRA Code of Conduct 2011] [No – summarise e.g. report on title confirming...]

16	Does the Official Copy Entry disclose that any other charges have been registered at the Land Registry and if so how do they rank?	[No][Yes - describe e.g. second ranking charge registered in favour of...]

Question			Response

17	If the Official Copy Entry discloses that any other charges have been registered is a deed of priority registered at the Land Registry?		[Not applicable - no other charges registered] [Yes][No]

Standard Form Documents
18	Have the following documents been seen as part of this review:

	(a)	Application form	(a)	[Yes][No - not on file]

	(b)	Offer letter	(b)	[Yes][No - not on file]

	(c)	Certificate of Title	(c)	[Yes][No - not on file]

	(d)	Valuation Report	(d)	[Yes][No - not on file]

19	Are the documents listed as seen at 18 above in the form of Standard Form Documents and have any amendments been made to them?		[Yes, they are in the standard form][save for - describe] [No amendments are evident to Standard Form Documents][Yes – describe amendments]

KFI
20	Is there a Key Facts Illustration on file?			[Yes][No]